UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                ------------------------------------------------

                                 FORM  8-K

                              CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (D) OF
                   THE SECURITIES AND EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported):  February 26, 2007

                        ROFIN-SINAR TECHNOLOGIES INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware               000-21377              38-3306461
-----------------------------    ----------------       --------------------
(State of other jurisdiction     (Commission File       (I.R.S. Employer
 of incorporation)                 Number)              Identification No.)


         40984 Concept Drive, Plymouth, MI                 48170
      ----------------------------------------         ------------
      (Address of principal executive offices)          (Zip Code)


                              (734) 455-5400
        -----------------------------------------------------------
          (Registrant's telephone number, including area code)

                               Not Applicable
        -----------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Subsequent to the distribution of our 2006 Proxy Statement, we received feedback from Institutional Shareholder Services regarding the proposed adoption of our 2007 Incentive Stock Plan (the "Plan"). As a result, effective February 21, 2007, our Board of Directors approved a modification to the Plan to eliminate the provision that enables the Company to re-issue under the Plan shares of common stock that have been used to pay in whole or in part the option price under a stock option granted under the Plan or tendered to the Company in satisfaction of any condition to a stock grant under the Plan. A copy of the Plan, as revised for this modification, is filed as Exhibit 99.1 hereto.


Item 9.01 Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number             Description
--------------             -------------------------------------------
   99.1                     Rofin-Sinar Technologies Inc. 2007
Incentive Stock Plan.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               Rofin-Sinar Technologies Inc.
                               ---------------------------------
                                     (Registrant)

   Date:   February 26, 2007       /s/  Gunther Braun
                               ---------------------------------
                                   Gunther Braun
                                   Chief Executive Officer
                                   and President

                           Exhibit Index

Exhibit Number           Description
--------------             -------------------------------------------
   99.1                     Rofin-Sinar Technologies Inc. 2007
Incentive Stock Plan.